SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                       April 17, 2003
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

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Exhibit Index - Page 3

INFORMATION TO BE INCLUDED IN REPORT

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Hershey Foods Corporation under the Securities Act of 1933.

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

On April 17, 2003, Hershey Foods Corporation (the “Corporation”) announced sales and earnings for the first quarter of 2003. A copy of the Corporation’s press release is furnished herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 17, 2003

                 HERSHEY FOODS CORPORATION

By:   /s/Frank Cerminara
  Frank Cerminara
           Senior Vice President,
            Chief Financial Officer

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Exhibit Index - Page 3

Exhibit Index

Exhibit No.	Description
99	Hershey Foods Corporation Press Release dated April 17, 2003.

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